SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Cytokinetics, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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EXPLANATORY NOTE

Cytokinetics, Incorporated is refiling its notice of the availability of proxy materials for its 2020 Annual Meeting of Stockholders to correct the telephone number that holders of record can use to obtain proxy materials. Accordingly, holders of record should use the following information, which is reflected on the notice of the availability of proxy materials distributed to them and in the attached, rather than the information on the notice of the availability of proxy materials filed with the Securities and Exchange Commission on March 26, 2020.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting  of Stockholders to be held on May 13, 2020, for Cytokinetics, Incorporated  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We  encourage you to access and review all of the important information contained in the proxy materials before voting. To view the  proxy statement and annual report, go to www.proxydocs.com/CYTK. To submit your proxy while visiting this site, you will need  the 12 digit control number in the shaded gray box below.  Under new United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2020 Annual Meeting and need YOUR  participation.  If you want to receive a paper or e-mail copy of  the proxy materials, you must request one. There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before April 29, 2020.  For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/CYTK   Proxy Materials Available to View or Receive:  1.Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:   *E-MAIL  paper@investorelections.com  INTERNET  www.investorelections.com/CYTK  TELEPHONE  1-866-648-8133  * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (shaded gray box below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.  You must use the 12 digit control number  located in the shaded gray box below.  ACCOUNT NO.  SHARES  Company Notice of the 2020 Annual Meeting   Date: May 13, 2020  Time: 10:30 A.M. (PDT)  Place: 280 East Grand Avenue, South San Francisco, CA 94080  The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends a vote FOR the following:  1. Election of the Board of Directors’ nominees as Class I Directors each to serve for a three-year term and until their successors are duly elected  and qualified  Nominees 01 L. Patrick Gage, Ph.D. 02 Edward M. Kaye, M.D. 03 Wendell Wierenga, Ph.D.  The Board of Directors recommends a vote FOR the following proposals:  2. Approval of the Amended and Restated 2015 Employee Stock Purchase Plan to increase the number of authorized shares reserved for issuance under the 2015 Employee Stock Purchase Plan by 500,000 shares  3. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting  firm for the fiscal year ending December 31, 2020  4. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in its Proxy Statement